Exhibit 99.2
Second Quarter 2022 Financial Results & Business Update June 9, 2022 Exhibit 99.2

© 2022 FuelCell Energy Confidential 2 This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 , in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations” .. The forward - looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the Company’s ongoing projects, the Company’s business plans and strategies, the markets in which the Company expects to operate, and the size and scope of its total addressable market opportunities, which is an estimate based on currently available public information and the application of management’s current assumptions and business judgment .. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results .. These forward - looking statements are not guarantees of future performance, and all forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected .. Factors that could cause such a difference include, without limitation : general risks associated with product development and manufacturing ; general economic conditions ; changes in interest rates, which may impact project financing ; supply chain disruptions ; changes in the utility regulatory environment ; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation ; potential volatility of commodity and energy prices that may adversely affect our projects ; availability of government subsidies and economic incentives for alternative energy technologies ; our ability to remain in compliance with U .. S .. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market ; rapid technological change ; competition ; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue ; market acceptance of our products ; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States ; factors affecting our liquidity position and financial condition ; government appropriations ; the ability of the government and third parties to terminate their development contracts at any time ; the ability of the government to exercise “march - in” rights with respect to certain of our patents ; our ability to successfully market and sell our products internationally ; our ability to implement our strategy ; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally ; our ability to protect our intellectual property ; litigation and other proceedings ; the risk that commercialization of our products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand ; our need for and the availability of additional financing ; our ability to generate positive cash flow from operations ; our ability to service our long - term debt ; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts ; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies ; changes by the U .. S .. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters ; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our customers’ capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 .. The forward - looking statements contained herein speak only as of the date of this presentation .. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based .. The Company refers to non - GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to t his presentation for further disclosure and reconciliation of non - GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annu al Report on Form 10 - K for the fiscal year ended October 31, 2021, filed with the SEC on December 29, 2021, our Form 10 - Q for the three months ended April 30, 2022, filed with the SEC on Ju ne 9, 2022, and our earnings release for the second fiscal quarter of 2022, filed as an exhibit to our Current Report on Form 8 - K filed with the SEC on June 9, 2022. Safe Harbor Statement

FuelCell Energy:
A Global Leader in Fuel Cell Technology – Operating Since 1969

FUELCELL ENERGY IS:

A global leader in decarbonizing power and producing hydrogen through our proprietary fuel cell technology

Working to:

- Produce low- to zero-carbon power
- Capture carbon and greenhouse gasses while simultaneously generating power; Negligible NOx or SOx emissions
- Supply green or blue hydrogen power
- Store energy from intermittent renewables by converting excess power to hydrogen – then converting hydrogen back into power when it's needed or delivering to other applications

COMPANY HIGHLIGHTS[1]

HQ Danbury, Connecticut	**~435** Employees	**95** Platforms in Commercial Operation[3]	**3** Continents
FCEL Listing: NASDAQ	**>225 MW** Capacity in Field	**>12** Million MWh's generated with SureSource Patented Technology	

[1] As of April 30, 2022 [2] Percentages of FY21 revenue

[3] Note that certain sites have multiple platforms. As an example, our 14.9 MW Bridgeport project site has five SureSource 3000 platforms. As of April 30, 2022, there are 38 sites with the Company's carbonate fuel cell platforms.

TOTAL FY 2021 REVENUE BREAKDOWN: $69.6M[2]



37%
28%
0%
35%
Service & License
Advanced Technologies
Generation
Product

High Visibility to Recurring Revenue

DEMAND FOR CLEAN, RELIABLE ELECTRICITY DRIVING ADOPTION OF FUEL CELL TECHNOLOGY

FuelCell Energy

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© 2022 FuelCell Energy Confidential 4 Purpose Statement DECARBONIZE POWER — PRODUCE HYDROGEN Our purpose: Enable the world to be empowered by clean energy

Key Messages

1 Advancing strategic agenda to achieve long-term goals

- Commercial operation of 7.4 MW project at the U.S. Navy Base in Groton, CT expected in the summer; commissioning process completed on one platform, and second requires additional component work before resuming commissioning
- Nearing completion of construction phase of 2.3 MW Tri-gen (hydrogen, electricity, water) project for Toyota at the Port of Long Beach
- Continuing to invest in internal R&D activities to advance commercialization of our patented solid oxide platform
- Continued progress on capacity optimization for the carbonate platform with the goal of achieving 100 MW of annualized integrated onsite manufacturing and conditioning capacity

2 Continuing advancement of carbon capture and carbon separation technology

- Extended term and expanded scope of joint development agreement with ExxonMobil Technology and Engineering Company through 12/31/22
  - Continuing work to advance fuel cell carbon capture and storage technology closer to commercialization, including conducting a joint market study
- Advancing deployment of Gen 1 carbon capture fuel cell platform
  - Canadian National Resources Limited ("CNRL")
  - DRAX

Canadian Natural

drax

3 Continuing to build our new path forward in Asia

- Scaling commercial organization in Korea in support of building a pipeline of opportunities in the broader Asian market
- Continue to target delivery of a total of twenty modules during fiscal 2022 required to be purchased by POSCO Energy's subsidiary, of which six modules were delivered in the first quarter of fiscal 2022



Photo: 7.4 MW fuel cell project located in Yaphank, NY

FuelCell Energy
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© 2022 FuelCell Energy Confidential Q2 2022 Financial Performance 6

© 2022 FuelCell Energy Confidential 7 • Revenues increased approximately 17% to $16.4M, primarily driven by Service and Generation revenues, partially offset by decrease in Advanced Technologies revenues • Loss from operations increased to $(28.2)M compared to $(17.4)M, reflecting − Increased administrative and selling expenses related to an increase in headcount, rebranding and accelerating sales and commercialization efforts − Increased R&D spending on hydrogen commercialization initiatives − $4.8M of non - recoverable costs related to construction of the Toyota project • Net loss of $(30.1)M compared to $(18.9)M • Net loss per basic and diluted share of $(0.08) compared to $(0.06) • Adjusted EBITDA of $(21.2)M compared to $(11.3)M 1 • Strong cash position Second Quarter of Fiscal 2022 Highlights 1 Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix

Second Quarter of Fiscal 2022 Financial Performance and Backlog

NET LOSS TO COMMON STOCKHOLDERS, NET LOSS, LOSS FROM OPERATIONS AND ADJUSTED EBITDA[1] ($M)



Q2 2021
Q2 2022
$(19.7)
$(18.9)
$(17.4)
$(11.3)
$(31.0)
$(30.1)
$(28.2)
$(21.2)
Net Loss to Common Stockholders
Net Loss
Loss from Operations
Adjusted EBITDA[1]

- Adjusted EBITDA of $(21.2)M compared to $(11.3)M, driven by $4.8M of non-recoverable costs related to construction of the Toyota project.
- Administrative and selling expenses increased to $13.2M from $9.7M, reflecting investments in rebranding, accelerating sales and commercialization efforts, and an increase in compensation expense from increased headcount. R&D expenses of $7.7M reflect increased spending on hydrogen commercialization initiatives.

BACKLOG AS OF APRIL 30 ($B)



$1.324
$0.045
$1.116
$0.164
$1.326
$0.060
$0.035
$1.109
$0.121
Q2 2021
Q2 2022
Product
Adv. Tech.
Generation
Service + License

Backlog increased by approximately 0.2% to $1.33 billion as of April 30, 2022, compared to $1.32 billion as of April 30, 2021, primarily as a result of the addition of product sales backlog, partially offset by a reduction in Service and Advanced Technologies backlog and reflecting the continued execution of backlog and adjustments to generation backlog. Specifically, changes to backlog reflect: (i) the addition of product sales backlog from the module order received from KFC and (ii) module exchanges in our Generation portfolio that are expected to contribute to higher future output and revenues. Advance Technologies backlog reflects new contracts from the U.S. Department of Energy, partially offset by work performed under our Joint Development Agreement with EMTEC. Note that approximately $22.2 million of backlog which was previously classified as “Service and license” backlog was reclassified to "Product" backlog as a result of the settlement agreement with POSCO Energy and KFC. This amount represents the value of the performance guarantee associated with KFC’s module order.

FuelCell Energy

[1] Refer to reconciliation in Appendix.

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Cash, Liquidity and Project Assets

STRONG LIQUIDITY

Total cash, restricted cash and equivalents of $489.6M[1]

- Unrestricted cash and cash equivalents of $467.8M[1], an increase of $35.6M (or ~8%) compared to October 31, 2021
- Sale of 19.9 million shares of common stock during the quarter resulting in net proceeds of $118.3 million

Strong liquidity enhances the Company's ability to accelerate strategic initiatives through increased investment in project assets, manufacturing, R&D, sales and marketing efforts

GROWING PROJECT ASSETS

Total project assets[2] grew to $264.1M as of April 30, 2022, reflecting progress made against project backlog

CASH AND EQUIVALENTS ($M)



$9.4
$30.3
$39.8
$149.9
$42.2
$192.1
$432.2
$28.0
$460.2
$467.8
$21.8
$489.6
10/31/19
10/31/20
10/31/21
4/30/22
Restricted
Unrestricted

PROJECT ASSETS[2] ($M)



$75.1
$84.9
$160.0
$99.4
$91.2
$190.6
$116.3
$126.8
$243.1
$165.4
$98.8
$264.1
10/31/19
10/31/20
10/31/21
4/30/22
In Development
Completed

[1] As of 4/30/22 [2] Project assets consist of capitalized costs for fuel cell projects and excludes accumulated depreciation. Net of depreciation, project assets totaled $239.9 million as of April 30, 2022.

STRONG LIQUIDITY TO FUND PROJECTS IN DEVELOPMENT AND COMMERCIALIZATION ACTIVITIES

FuelCell Energy
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FY2022 Projected Investments for Future Growth

LARGE SCALE INVESTMENT TO ENABLE THE COMPANY TO COMPETE AND MEET THE MARKET NEEDS IN MEDIUM- AND LONG-TERM

Planned Capital Expenditures of $30M to $40M for Fiscal Year 2022

- Investments in our factories for carbonate and solid oxide production capacity expansion
- Addition of test facilities for new products and components
- Expansion of laboratories
- Upgrades to and expansion of our business systems

Planned Company Funded R&D Activities of $30M to $40M in Fiscal Year 2022 to Accelerate Commercialization of our Advanced Technologies Solutions

- Distributed hydrogen
- Hydrogen-based long duration energy storage
- Hydrogen power generation

Planned investment of $40M to $60M for Project Assets in our Generation Portfolio Backlog



Capital Expenditures ($M)
$0.4
$6.4
$30 – $40
FY2020
FY2021
FY2022E



Research and Development ($M)
$4.8
$11.3
$30 – $40
FY2020
FY2021
FY2022E

FuelCell Energy

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© 2022 FuelCell Energy Confidential Q2 2022 Business & Operational Updates 11

© 2022 FuelCell Energy Confidential 12 Powerhouse Business Strategy Scale Our Existing Platform to Support Growth Innovate for the Future Grow Significant Market Opportunities • Invest • Extend process leadership • Broaden & deepen our human capital • Continue product innovations • Deepen participation in the developing hydrogen economy • Optimize the core business • Drive commercial excellence • Expand geographically and by market SCALE INNOVATE GROW HAVING MADE SUBSTANTIAL PROGRESS ON KEY INITIATIVES, WE HAVE PIVOTED TO GROW, SCALE AND INNOVATE

© 2022 FuelCell Energy Confidential 13 OPTIMIZING THE CORE BUSINESS • Capitalizing on our core technological strengths in key product markets, including the use of biofuels, distributed hydrogen, co mbined heat & power, carbon separation and utilization, and microgrids • Focusing on increasing product sales DRIVING COMMERCIAL EXCELLENCE • Strengthening customer relationships and building a customer - centric reputation; building our sales pipeline by increasing focus on targeted differentiated applications, product sales and geographic market and customer segment expansion • Appointed Mark Feasel as EVP and Chief Commercial Officer in April 2022 — a proven energy professional, passionate about a future powered by clean energy, focused on accelerating Company growth EXPANDING GEOGRAPHICALLY AND BY MARKET • Targeting growth opportunities in Korea and across Asia, Europe, the United States and the ROW • Significantly expanded Asia sales team and capability, and fully engaged in the marketplace Pursuing Global Opportunities FOCUSING ON SCALING OUR SALES FORCE AS WELL AS OUR PRODUCT OFFER INGS TO SUPPORT THE ENERGY TRANSITION TODAY AND AS THE ENERGY MARKET EVOLVES

© 2022 FuelCell Energy Confidential 14 WE ARE COMMITTED TO NET ZERO At Fuel Cell Energy, we're doing our part by developing a plan to reduce our carbon emissions to net zero by 2050. This year, we are: • Calculating our organizational carbon footprint baseline • Conducting product life cycle assessments (LCAs) to understand emissions throughout the value chain • Setting short term goals (2030) and long - term goals (2050) aligned with science - based targets • Developing a roadmap to net zero emissions to guide our Scope 1, 2 and 3 emissions reduction goals • Engaging employees on our net zero journey Our next zero commitment is supported by a cross - functional team of strategic and operational leaders across the company, sponsored by our Chief Financial Officer. Oversight of the project is provided by the Environmental, Social, Governance and Nominating Committee of the Board of Directors. WE ARE ALIGNED We Are Committed to Net Zero Our purpose: Enable the world to be empowered by clean energy SCOPE 1 & SCOPE 2 Net Zero 2030

© 2022 FuelCell Energy Confidential 15 Transformed balance sheet since implementation of Powerhouse Business Strategy Multiple sources of funding resulting in strengthened financial liquidity Strong backlog with recurring revenues from long - term contracts. Targeting increasing product sales in the U.S., Asia, and Europe bundled with long - term service contracts Strong financial foundation , expected to enable us to grow, scale, innovate, while exploring strategic opportunities for partnerships Thoughtfully allocating capital to fund the next phase of growth aligned with addressable market opportunity Key Takeaways 1 2 3 4 5

© 2022 FuelCell Energy Confidential Q&A 16

© 2022 FuelCell Energy Confidential Appendix 17

© 2022 FuelCell Energy Confidential 18 GAAP to Non - GAAP Reconciliation Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) .. Management also uses non - GAAP measures to analyze and make operating decisions on the business .. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are alternate, non - GAAP measures of operations and operating performance by the Company .. These supplemental non - GAAP measures are provided to assist readers in determining operating performance .. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis .. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies .. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets .. Adjusted EBITDA adjusts EBITDA for stock - based compensation, restructuring charges and other unusual items such as the non - recurring legal expense related to the settlement of the POSCO Energy legal proceedings recorded during the first quarter of fiscal 2022 , which are considered either non - cash or non - recurring .. While management believes that these non - GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures .. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation .. The Company’s non - GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP .. The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measur e N et loss. 1) Includes depreciation and amortization on our Generation portfolio of $ 4 .. 1 million and $ 7 .. 7 million for the three and six months ended April 30 , 2022 , respectively, and $ 3 .. 6 million and $ 8 .. 0 million for the three and six months ended April 30 , 2021 , respectively .. 2) Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations .. 3) The Company recorded legal fees of $ 24 million related to a legal settlement during the six months ended April 30 , 2022 , which was recorded as an administrative and selling expense ..

FuelCell Energy Operating Portfolio and Project Backlog Overview

Generation Operating Portfolio as of April 30, 2022

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY [1] (MW)	ACTUAL COMMERCIAL OPERATION DATE	PPA TERM (YEARS)
Central CT State University ("CCSU")	CCSU (CT University)	New Britian, CT	1.4	FQ2'12	10
UCI Medical Center	UCI Medical Center	Orange, CA	1.4	FQ1'16	19
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	FQ4'16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	FQ4'16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	FQ1'17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	FQ1'13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	FQ1'20	20
Triangle Street	Tariff- Eversource (CT Utility)	Danbury, CT	3.7	FQ2'20	Tariff
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	FQ3'21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	FQ1'22	18
Total MW Operating:			**41.4**		

Projects in Process as of April 30, 2022

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY [1] (MW)	PPA TERM (YEARS)
Groton Sub Base	CMEEC (CT Electric Co-op)	Groton, CT	7.4	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	20
CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14	20
CT RFP-1	Eversource/United Illuminating (CT Utilities)	Hartford, CT	7.4	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	20
Hartford (SCEF)	Eversource/United Illuminating (CT Utilities)	Hartford, CT	1.0	20
Total MW In Process:			**34.9**	

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations

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